SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2008 (June 27, 2008)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On or about June 30, 2008, warrants to purchase 9,323,854 shares of Chembio Diagnostics, Inc. (the “Company”) common stock were exercised, resulting in the issuance of 1,407,367 shares of common stock. These warrants were exercised on a cashless basis in connection with the Company’s preferred stock and warrant amendments that were completed on December 19, 2007, and the Company received no cash consideration for these issuances of common stock.  These issuances were completed in reliance on exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, (the “Act”), and Rule 506 of Regulation D promulgated under the Act.  These transactions qualified for exemption from registration because (i) the securities were issued to accredited investors only; (ii) the Company did not engage in any general solicitation or advertising to market the securities; (iii) each purchaser was provided the opportunity to ask questions and receive answers from the Company regarding the offering; (iv) the securities were issued to persons with knowledge and experience in financial and business matters so that he or she is capable of evaluating the merits and risks of an investment in the Company; and (v) the recipients received “restricted securities” that include a restrictive legend on the certificate.

ITEM 7.01.  REGULATION FD DISCLOSURE.

On June 27, 2008, the Company issued a press release entitled “On National HIV Testing Day Chembio Reports Completion of Pediatric Study Needed for Expanded Product Usage.” A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  99.1 – Press Release entitled “On National HIV Testing Day Chembio Reports Completion of Pediatric Study Needed for Expanded Product Usage” dated June 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 1, 2008                                                                          CHEMBIO DIAGNOSTICS, INC.

     By:     /s/ Lawrence A. Siebert
           Lawrence A. Siebert
           Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release entitled “On National HIV Testing Day Chembio Reports Completion of Pediatric Study Needed for Expanded Product Usage” dated June 27, 2008.